UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Act of 1934

October 18, 2006

Date of Report (Date of earliest event reported)

PFGI CAPITAL CORPORATION

(Exact name of Registrant as specified in its Charter)

MARYLAND (State or Other Jurisdiction of Incorporation)	1-8019-01 (Commission File Number)	04-3659419 (IRS Employer Identification No. )

1900 East Ninth Street, Cleveland, Ohio (Address of Principal Executive Offices)	44114-3484 (Zip Code)

1-800-622-4204

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. — RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On October 18, 2006, PFGI Capital Corporation issued a news release announcing its financial results for the three- and nine-month periods ended September 30, 2006. The news release is attached hereto as Exhibit 99.1.

ITEM 8.01 — OTHER EVENTS.

     The October 18, 2006 news release also announced PFGI Capital Corporation’s confirmation of the cash payment on the Series A Preferred and Series B Preferred Stock.

ITEM 9.01. — FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

Exhibit No.	Exhibit Description
99.1	News release issued by PFGI Capital Corporation dated October 18, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFGI Capital Corporation (Registrant)
Dated: October 18, 2006	By /s/ David J. Lucido
David J. Lucido, Chief Financial
Officer and Treasurer